UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 18, 2007
SUNAIR SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
595 South Federal Highway
Suite 500
Boca Raton, FL 33432
(Address of Principal Executive Office) (Zip Code)
(561) 208-7400
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
          On December 18, 2007, the Board of Directors of Sunair Services Corporation (the “Company”) made changes to Article V of the Company’s Amended and Restated By-Laws to clarify that the Company may issue shares of its stock in uncertificated form. The Company’s ability to issue shares of its stock in uncertificated form is necessary to satisfy the American Stock Exchange (“AMEX”) requirement for the Company, as an AMEX listed company, to be eligible to participate in a direct registration system operated by a securities depository. DRS eligibility does not require the Company to issue uncertificated shares.
     The full text of the Amended and Restated Bylaws, as amended on December 18, 2007, is filed as Exhibit 3.1 to this Current Report, and amended Article V thereof is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
          3.1 Sunair Services Corporation Amended and Restated Bylaws, effective as of December 18, 2007
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR SERVICES CORPORATION
Date: December 20, 2007	By:	/s/ JOHN J. HAYES
John J. Hayes
Chief Executive Officer

EXHIBIT INDEX
3.1 Sunair Services Corporation Amended and Restated Bylaws, effective as of December 18, 2007